EXHIBIT 21   Subsidiaries of the Registrant

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
     The following table sets forth information with respect to the subsidiaries of Ampal, their respective states of organization and the percentage of voting securities owned as of December 31, 1994:

                                                                                Percentage
                                                                             Voting Securities
                     Name of               Relationship         State of          Owned by
                     Company                 to Ampal         Organization    Immediate Parent
                     -------               ------------       ------------   -----------------

                Ampal Development           Subsidiary of      Israel                90%(1)
                (Israel) Ltd.               Ampal (Israel)
                                            Ltd.

                Ampal Engineering           Subsidiary of      Israel                99.9%(2)
                (1994) Ltd.                 Ampal Industries,
                                            Inc.

                Ampal Enterprises Ltd.      Subsidiary of      Israel                99.9%(3)
                                            Ampal
                                            Development
                                            (Israel) Ltd.

                Ampal Financial             Subsidiary of      Israel                51%(4)
                Services Ltd.               Ampal (Israel)
                                            Ltd.

                Ampal Holdings (1991),      Subsidiary of      Israel                99%(5)
                Ltd.                        Ampal Industries,
                                            Inc.

                Ampal Industries,           Subsidiary         Delaware             100%
                Inc.

                Ampal Industries            Subsidiary of      Israel               100%
                (Israel) Ltd.               Ampal Industries,
                                            Inc.
                Ampal (Israel) Ltd.         Subsidiary         Israel               100%

                Ampal Properties            Subsidiary         Israel                99%(6)
                Ltd.                        Ampal Industries,
                                            (Israel) Ltd.

                Ampal Sciences, Inc.        Subsidiary of      Delaware             100%
                                            Ampal Industries,
                                            Inc.
                Country Club                Subsidiary of      Israel                51%
                Kfar Saba Ltd.              Ampal
                                            Industries,
                                            Inc.
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
                                                                                Percentage
                                                                             Voting Securities
                     Name of               Relationship         State of          Owned by
                     Company                 to Ampal         Organization    Immediate Parent
                     -------               ------------       ------------    ----------------
                Nir Ltd.                    Subsidiary of      Israel                99.96%
                                            Ampal
                                            Development
                                            (Israel) Ltd.

                Paradise Mattresses         Subsidiary of      Israel                85.1%
                (1992) Ltd.                 Ampal
                                            Properties
                                            Ltd.

                Pri Ha'emek (Canned         Subsidiary of      Israel                51.25%(7)
                and Frozen Food) 88 Ltd.    Ampal
                                            Industries,
                                            Inc.
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                (1)     The remaining 10% of the voting securities is owned by
                        Ampal.

                (2)     The remaining .1% is owned by Ampal (Israel) Ltd.

                (3)     The remaining .1% is owned by Nir Ltd.

                (4)     The remaining 49% is owned by Ampal.

                (5)     The remaining 1% is owned by Ampal.

                (6)     The remaining 1% is owned by Ampal (Israel) Ltd.

                (7)     An additional 3.44% is owned by Ampal Industries
                        (Israel) Ltd.